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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We have issued our report dated November 10, 2000 accompanying the audited financial statements of Office Managers, Inc., for the period ended October 31, 2000 and hereby consent to the incorporation by reference to such report in a Registration Statement on Form SB-2.



                                            /s/ Andersen, Andersen & Strong
November 29, 2000                               Andersen, Andersen & Strong






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